UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: February 5, 2019

ENTEGRA FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-35302	45-2460660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court Franklin, North Carolina	28734
(Address of Principal Executive Offices)	(Zip Code)

(828) 524-7000
(Registrant’s telephone number, including area code) N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD

On January 15, 2019, Entegra Financial Corp. (ENFC) and SmartFinancial, Inc. (SMBK) jointly announced the execution of a merger agreement providing, in part, for the merger of ENFC and SMBK. The executive officers of ENFC and SMBK intend to use the investor presentation furnished herewith, in whole or in part, in one or more meetings with investors, investment advisers and others. A copy of the investor presentation is attached hereto as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein.

The information set forth in this Item 7.01 (including the information in Exhibit 99.1 attached hereto) is being furnished to the SEC and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements & Exhibits

(d)        Exhibits

The following exhibit shall not be deemed to be “filed” for purposes of the Exchange Act:

Exhibit
Number	Description of Exhibit

99.1	Entegra Financial Corp. / SmartFinancial, Inc. investor presentation

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IMPORANT INFORMATION FOR SHAREHOLDERS AND INVESTORS

This report does not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approvalof the shareholders of SmartFinancial, Inc. (“SmartFinancial” or “SMBK”) or Entegra Financial Corp. (“Entegra” or “ENFC”), nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registrationor qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, SmartFinancial will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will contain thejoint proxy statement of SmartFinancial and Entegra and a prospectus of SmartFinancial. Shareholders of Entegra and SmartFinancial are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registrationstatement, because it will contain important information about the proposed transaction, Entegra, and SmartFinancial. After the registration statement is filed with the SEC, the joint proxy statement/prospectus and other relevant documents will be mailed toEntegra and SmartFinancial shareholders and will be available for free on the SEC’s website (www.sec.gov). The joint proxy statement/prospectus will also be made available for free by contacting Ron Gorczynski, SmartFinancial’s Chief Administrative Officer,at (865) 437-5724 or David Bright, the Chief Financial Officer of Entegra, at (828) 524-7000. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “SecuritiesAct”).

PARTICIPANTS IN THE SOLICITATION

SmartFinancial, Entegra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Entegra and SmartFinancialshareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of SmartFinancial may be found in the definitive proxy statement for SmartFinancial’s 2018 annual meeting of shareholders,filed with the SEC by SmartFinancial on April 2, 2018, and other documents subsequently filed by SmartFinancial with the SEC. Information about the directors and executive officers of Entegra may be found in the definitive proxy statement for Entegra’s 2018annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomesavailable. Free copies of these documents may be obtained as described in the paragraph above.

FORWARD-LOOKING STATEMENTS

Certain of the statements made in this report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of theSecurities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, butother statements not based on historical information may also be considered forward-looking, including statements about the benefits to SmartFinancial and Entegra of the proposed merger, SmartFinancial’s and Entegra’s future financial and operating resultsand their respective plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of SmartFinancial and Entegra to differ materiallyfrom any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk that the cost savings and any revenue synergies from the proposed mergermay not be realized or take longer than anticipated to be realized, (2) the risk that the cost savings and any revenue synergies from recently completed mergers may not be realized or may take longer than anticipated to realize, (3) disruption from the proposedmerger, or recently completed mergers, with customer, supplier, or employee relationships, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, (5) the failure to obtain necessaryshareholder or regulatory approvals for the merger, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities,(7) the failure of the conditions to the merger to be satisfied, (8) the risk of successful integration of the two companies’ businesses, including the risk that the integration of Entegra’s operations with those of SmartFinancial will be materially delayedor will be more costly or difficult than expected, (9) the risk of expansion into new geographic or product markets, (10) reputational risk and the reaction of the parties’ customers to the merger, (11) the risk of potential litigation or regulatory actionrelated to the merger, (12) the dilution caused by SmartFinancial’s issuance of additional shares of its common stock in the merger, and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-lookingstatements can be found in SmartFinancial’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, or Entegra’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each casefiled with the SEC and available on the SEC’s website at http://www.sec.gov. SmartFinancial and Entegra disclaim any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whetheras a result of new information, future events, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: February 5, 2019
/s/ David A. Bright
David A. Bright
Chief Financial Officer

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EXHIBIT INDEX

99.1	Entegra Financial Corp. / SmartFinancial, Inc. investor presentation

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